UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21274
                                                     ---------

               Columbia Management Multi-Strategy Hedge Fund, LLC
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Financial Center
                                Boston, MA 02111
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Michelle Rhee, Esq.
                  c/o Bank of America Investment Advisors, Inc.
                              One Financial Center
                                Boston, MA 02111
               ---------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-772-3672
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                  Date of reporting period: September 30, 2009
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



------------------------------------------------------------ Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC





FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED)

               Columbia Management Multi-Strategy Hedge Fund, LLC
                        Financial Statements (unaudited)
                      Six Months Ended September 30, 2009



                                    CONTENTS


Statement of Assets, Liabilities and Members' Capital ..................   1
Schedule of Investments ................................................   2
Statement of Operations ................................................   6
Statements of Changes in Members' Capital ..............................   7
Statement of Cash Flows ................................................   8
Financial Highlights ...................................................   9
Notes to Financial Statements ..........................................  10
Supplemental Information ...............................................  23

               Columbia Management Multi-Strategy Hedge Fund, LLC
        Statement of Assets, Liabilities and Members' Capital (unaudited)
                               September 30, 2009


ASSETS

Investments in Portfolio Funds, at fair value (cost $444,641,597)              $458,285,728
Cash                                                                             22,127,241
Redemptions receivable from investments in Portfolio Funds                        8,060,849
Prepaid insurance                                                                    11,880
Interest receivable                                                                   1,893
Other assets                                                                          2,000
                                                                               ------------

   TOTAL ASSETS                                                                 488,489,591
                                                                               ------------

LIABILITIES AND MEMBERS' CAPITAL

Capital withdrawals payable                                                       2,599,948
Capital contributions received in advance                                         1,010,000
Management fee payable                                                              403,852
Professional fees payable                                                           122,140
Administration fees payable                                                          65,207
Subadviser out-of-pocket expenses payable                                            11,582
Other liabilities                                                                    57,866
                                                                               ------------

   TOTAL LIABILITIES                                                              4,270,595
                                                                               ------------

      NET ASSETS                                                               $484,218,996
                                                                               ============

MEMBERS' CAPITAL
   Net Capital (1)                                                             $470,574,865
   Net accumulated unrealized appreciation on investments in Portfolio Funds     13,644,131
                                                                               ------------

      MEMBERS' CAPITAL                                                         $484,218,996
                                                                               ============

(1) Net capital includes net capital contributions, cumulative net investment income/(loss) and net realized gain/(loss) on investments in Portfolio Funds.

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                       Schedule of Investments (unaudited)
                               September 30, 2009


                                                                                                 % OF
                                                                                               MEMBERS'
INVESTMENTS IN PORTFOLIO FUNDS                                   COST (a)      FAIR VALUE      CAPITAL
------------------------------                                   --------      ----------      --------
DISTRESSED
Anchorage Capital Partners, L.P.                               $ 15,615,000   $ 18,754,182       3.87%
Anchorage Short Credit Fund, L.P.                                 2,768,079      2,018,830       0.42
Blackstone Real Estate Special Situations Fund, L.P.              2,091,369      2,312,982       0.48
Blue Mountain Credit Alternatives Fund, L.P. (b)                  7,903,882      9,389,060       1.94
D.B. Zwirn Special Opportunities Fund, L.P. (c)                   4,300,000      1,704,775       0.35
Greywolf Capital Partners II, L.P. (d)                            2,051,358      2,000,241       0.41
GCP II SPV II (d)                                                   167,442        206,123       0.04
GSO Liquidity Partners, L.P.                                      3,900,000      2,969,826       0.61
Harbinger Capital Partners Special Situations Fund, L.P. (e)     10,745,000      6,235,317       1.29
Highland Crusader Fund, L.P. (f)                                  3,465,641      3,163,348       0.65
King Street Capital, L.P. (g)                                    13,005,100     17,044,945       3.52
Marathon Distressed Subprime Fund, L.P.                           8,450,000      8,125,543       1.68
Redwood Domestic Fund, L.P.                                      13,575,000     17,389,755       3.59
Silver Point Capital Fund, L.P.                                  11,200,000     11,315,845       2.34
TCW Special Mortgage Credits Fund II, L.P.                        8,446,402      9,511,929       1.96
                                                               ------------   ------------     ------
TOTAL DISTRESSED                                                107,684,273    112,142,701      23.15
                                                               ------------   ------------     ------

EVENT DRIVEN
Elliott Associates, L.P.                                         13,900,000     18,786,120       3.88
Level Global, L.P.                                               11,900,000     11,383,109       2.35
Magnetar Capital, L.P. (h)                                       13,625,000     11,267,149       2.32
Perry Partners, L.P.                                             16,367,387     17,372,601       3.59
Seneca Capital, L.P. (i)                                         13,384,682     11,709,801       2.42
                                                               ------------   ------------     ------
TOTAL EVENT DRIVEN                                               69,177,069     70,518,780      14.56
                                                               ------------   ------------     ------

LONG AND/OR SHORT EQUITY
Adelphi Europe Partners, L.P.                                     8,682,366      9,468,647       1.96
Black Bear Fund I, L.P. (j)                                          67,788         56,696       0.01
Blue Harbour Strategic Value Partners, L.P.                       4,000,000      3,387,501       0.70
Broad Peak Fund, L.P.                                             8,678,331      8,974,082       1.85
Cavalry Technology, L.P.                                         11,537,652     13,296,186       2.75
Citadel Wellington, LLC (k)                                      15,168,760     10,850,327       2.24
Conatus Capital Partners, L.P.                                    2,100,000      1,981,036       0.41
Egerton Capital Partners, L.P.                                   14,100,000     13,735,541       2.84
Elm Ridge Capital Partners, L.P.                                 11,805,838     17,050,966       3.52
Empire Capital Partners Enhanced Fund, L.P.                      13,087,024     15,311,051       3.16

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                 Schedule of Investments (unaudited) (continued)
                               September 30, 2009


                                                                                                % OF
                                                                                               MEMBERS'
INVESTMENTS IN PORTFOLIO FUNDS (CONTINUED)                       COST (a)      FAIR VALUE      CAPITAL
------------------------------------------                       --------      ----------      --------
LONG AND/OR SHORT EQUITY (CONTINUED)
Galante Partners, L.P.                                         $  7,470,555   $  6,277,754       1.30%
Greenlight Capital Qualified, L.P.                                  700,000      1,795,996       0.37
Impala Fund, L.P.                                                 8,950,000      8,963,348       1.85
Impala Transportation Fund, L.P.                                  2,475,000      2,509,582       0.52
Kingsford Capital Partners, L.P.                                  5,791,628      5,644,278       1.17
Montrica Global Opportunities Fund, L.P.                          4,407,978      3,652,614       0.75
Passport II, L.P. (l)                                            10,100,000      5,651,028       1.17
Scout Capital Partners II LP                                     12,396,209     16,474,596       3.40
Seasons Aggressive Fund, L.P.                                    15,823,626     13,887,105       2.87
Spring Point Contra Partners, L.P.                                4,706,213      5,448,518       1.13
Thruway Partners, L.P.                                           13,786,995     12,598,619       2.60
Tosca (m)                                                           824,029        375,878       0.08
Tremblant Partners, L.P.                                         12,683,615     13,438,711       2.77
Trian Partners, L.P.                                             11,000,000     11,092,498       2.29
Viking Global Equities Fund, L.P.                                 3,600,000      4,265,307       0.88
                                                               ------------   ------------     ------
TOTAL LONG AND/OR SHORT EQUITY                                  203,943,607    206,187,865      42.59
                                                               ------------   ------------     ------

MULTI-ARBITRAGE
Canyon Value Realization Fund, L.P. (n)                          16,051,734     19,187,482       3.96
HBK Fund, L.P. (o)                                                5,310,073      5,099,681       1.05
OZ Domestic Partners, L.P.                                       16,244,820     19,104,509       3.95
Sandelman Partners Multi-Strategy Fund, L.P. (m)                  1,132,204        574,520       0.12
Stark Investments, L.P. (p)                                      13,022,119     12,003,801       2.47
SuttonBrook Capital Partners, L.P.                               12,075,698     13,466,389       2.78
                                                               ------------   ------------     ------
TOTAL MULTI-ARBITRAGE                                            63,836,648     69,436,382      14.33
                                                               ------------   ------------     ------

TOTAL INVESTMENTS IN PORTFOLIO FUNDS                           $444,641,597    458,285,728      94.64%
                                                               ============

Other assets, less liabilities                                                  25,933,268       5.36%
                                                                              ------------     ------

MEMBERS' CAPITAL                                                              $484,218,996     100.00%
                                                                              ============     ======

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                 Schedule of Investments (unaudited) (continued)
                               September 30, 2009

The investments in Portfolio Funds shown above, representing 94.63% of Members' Capital, have been fair valued in accordance with procedures established by the Board of Directors.

The Fund's investments on September 30, 2009 are summarized below based on the investment strategy of each specific Portfolio Fund.



                                                    % OF TOTAL
                                                   INVESTMENTS IN
             INVESTMENT STRATEGY                  PORTFOLIO FUNDS
                                                  ---------------
             Long and/or Short Equity                  44.99%
             Distressed                                24.47
             Multi-Arbitrage                           15.15
             Event Driven                              15.39
                                                      ------
             TOTAL                                    100.00%
                                                      ======

(a) The aggregate cost of investments in Portfolio Funds for tax purposes was approximately $481,710,687. Net unrealized depreciation on investments for tax purposes was $23,424,960 consisting of $25,141,589 of gross unrealized appreciation, and $48,566,549 of gross unrealized depreciation.

(b) The Portfolio Fund instituted a liquidity restructuring plan effective July 1, 2009 by offering a new share class (the "Q2 Shares") that is subject to more restrictive liquidity. The Q2 Shares are redeemable on a non-calendar quarter basis subject to a 2.5% fund-level gate (restriction on redemptions), with additional liquidity available at a discount to NAV. The Fund submitted a full redemption request to this Portfolio Fund for the November 30, 2009 redemption date and is expected to receive approximately 4% of the requested redemption amount for the above referenced redemption date.

(c) The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemptions. As of the date of this report, the Portfolio Fund has not distributed any proceeds to its limited partners since the liquidation date, and does not anticipate distributing any proceeds in 2009. The full liquidation is expected to take from two to four years following the date of this report.

(d) As of September 30, 2009, approximately 11% of the Fund's non-side-pocketed investment with the Portfolio Fund remained in a special purpose vehicle ("SPV") which was created for the March 31, 2009 redemptions. $206,123 reflected as a fair value for GCP II SPV II on the Schedule of Investments represents the Fund's investment in SPV. SPV is expected to be fully liquidated within the next two years.

(e) The Portfolio Fund transferred all of its assets held in a non-segregated form (securities held in a non-cash account) at Lehman Brothers International (53% of the Portfolio Fund's 9/30/08 NAV) into a segregated account held by the Portfolio Fund. The funds held in the segregated account were not available for redemption as of the date of this report.

(f) The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemptions. Cash distributions will be made to the partners on a pro-rata basis as the Portfolio Fund's assets are liquidated.

(g) The Portfolio Fund applied a 6% reserve holdback to the December 31, 2008 and future redemptions to provide for possible contingent liabilities related to insolvency of Lehman Brothers Holdings and its affiliates. The reserve holdback has not been released as of the date of this report and is only applicable to the partners who were in the Portfolio Fund as of September 30, 2008. The Fund has not submitted any redemption requests to the Portfolio Fund as of the date of this report.

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                 Schedule of Investments (unaudited) (continued)
                               September 30, 2009

(h) The Portfolio Fund imposed a gate (restriction) on the June 30, 2009 redemptions and provided for redemptions up to 15% of the Portfolio Fund's net assets through cash distributions. Based on the gate, the partners received approximately 20% of the requested redemption amount through cash distributions. The next eligible liquidity date for this Portfolio Fund is December 31, 2009. It is unknown, as of the date of this report, whether the Portfolio Fund intends to impose a restriction on its December 31, 2009 redemptions. The Fund did not submit a redemption request to the Portfolio Fund for the June 30, 2009 and December 31, 2009 redemption dates.

(i) As of September 30, 2009, approximately 34% of the Fund's non-side-pocketed capital ("main portfolio") remained in a special liquidating vehicle ("SLV") created on December 31, 2008 in response to significant redemption requests. As the assets held in SLV are monetized, the proceeds will be distributed in cash to the redeeming partners, and re-allocated to the main portfolio for the non-redeeming partners.

(j) The Portfolio Fund transferred approximately 3% of the requested redemption amounts for the September 30, 2009 redemption date to a liquidating vehicle. The Fund submitted a full redemption request to the Portfolio Fund for the September 30, 2009 redemption date. $56,696 reflected as a fair value on the Schedule of Investments represents the Fund's investment in the liquidating vehicle.

(k) The Portfolio Fund suspended withdrawals in the fourth quarter of 2008. Subsequent to the date of this report, the Portfolio Fund announced it will lift the suspension of redemptions effective November 30, 2009. The Fund submitted a full redemption request to the Portfolio Fund for the March 31, 2009 redemption date and is expected to be paid in accordance with the Portfolio Fund's offering documents, which include a 1/16th investor level gate, once the redemption suspension is lifted.

(l) Approximately 13% of the limited partners' capital requested for redemption effective December 31, 2008 remains in a special purpose vehicle ("SPV") created to provide for an orderly liquidation of those assets. The Fund did not submit a redemption request to the Portfolio Fund and, therefore, was not subject to the aforementioned SPV.

(m) As a result of significant redemption requests, the Portfolio Fund implemented a reorganization plan in 2008 which included an option to continue participation in the Portfolio Fund and a liquidation option. The Fund selected the liquidation option. Under the terms of the liquidation option, the Fund receives cash distributions as the Portfolio Fund's assets are liquidated. The Fund is expected to receive the majority of its remaining capital by December 31, 2009.

(n) The Portfolio Fund has restricted redemption rights by transferring the instruments with an illiquid profile into a side pocket investment as of December 31, 2008. As of the date of this report, approximately 14% of the Fund's investment in the Portfolio Fund remains in the side pocket.

(o) The Portfolio Fund imposed a restriction (gate) on the June 30, 2009 and September 30, 2009 redemption dates and provided for redemptions up to 10% of the Portfolio Fund's net assets through cash distributions. The Fund submitted a full redemption request to the Portfolio Fund for the June 30, 2009 redemption date and received approximately 15% of its capital in July 2009. The Fund did not submit a redemption request to this Portfolio Fund for the September 30, 2009 redemption date. Subsequent to the date of this report, the Portfolio Fund issued a restructuring plan which gave all limited partners the opportunity to remain in the existing fund, move into a liquidating vehicle or move into a new fund with an investor level gate and improved fees. The reorganization plan was approved by limited partners and became effective on October 31, 2009. The Fund selected to transfer its capital to the new fund.

(p) As a result of significant redemption requests, the Portfolio Fund created a liquidating trust for the partners who requested March 31, 2009 redemption. The liquidation trust was to provide for an orderly liquidation of its assets. As of the date of this report, the liquidating trust represented approximately 40% of the Portfolio Fund's net assets. The Fund has not submitted any redemption requests to this Portfolio Fund as of the date of this report.

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                       Statement of Operations (unaudited)
                   For the Six Months Ended September 30, 2009


INVESTMENT INCOME
  Interest income                                                                $    57,644
                                                                                 -----------

EXPENSES
  Management fees                                                                  2,354,117
  Administration fees                                                                196,443
  Professional fees                                                                  148,870
  Insurance fees                                                                      71,881
  Directors fees                                                                      17,000
  Custodian fees                                                                      15,600
  Subadviser out-of-pocket expenses                                                   12,499
  Registration fees                                                                    5,202
  Other expenses                                                                     119,468
                                                                                 -----------

     TOTAL EXPENSES                                                                2,941,080
                                                                                 -----------

NET INVESTMENT LOSS                                                               (2,883,436)
                                                                                 -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS IN PORTFOLIO FUNDS
  Net realized loss on redemptions from investments in Portfolio Funds            (8,961,145)
  Net change in unrealized appreciation on investments in Portfolio Funds         61,963,850
                                                                                 -----------

     NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS IN PORTFOLIO FUNDS    53,002,705
                                                                                 -----------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                         $50,119,269
                                                                                 ===========

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                   Statements of Changes in Members' Capital


                                                            SPECIAL
                                                            MEMBERS                  MEMBERS                     TOTAL
                                                      ---------------------------------------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2008                              $  --               $ 289,450,849              $ 289,450,849

Capital contributions                                            --                 288,434,541                288,434,541

Capital withdrawals                                              --                 (23,643,067)               (23,643,067)

Net decrease in Members' Capital resulting
  from operations                                                --                (102,847,488)              (102,847,488)
                                                      ---------------------------------------------------------------------------

MEMBERS' CAPITAL, MARCH 31, 2009                                 --                 451,394,835                451,394,835

Capital contributions                                            --                   9,995,000                  9,995,000

Capital withdrawals                                            (651)                (27,289,457)               (27,290,108)

Net increase in Members' Capital derived
  from operations                                                --                  50,119,269                 50,119,269

Reallocation of incentive allocation                            651                        (651)                        --
                                                      ---------------------------------------------------------------------------

MEMBERS' CAPITAL, SEPTEMBER 30, 2009 (UNAUDITED)              $  --               $ 484,218,996              $ 484,218,996
                                                      ===========================================================================

Capital reallocable to the Special Members had the Members' measurement period for incentive allocation closed on:


       March 31, 2009            $  1,982  Measurement period: January 1, 2009 through March 31, 2009

       September 30, 2009        $239,446  Measurement period: January 1, 2009 through September 30, 2009

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                       Statement of Cash Flows (unaudited)
                   For the Six Months Ended September 30, 2009


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from operations                         $ 50,119,269
Adjustments to reconcile net increase in Members' Capital derived from operations to net cash used in operating activities:
     Net realized loss on investments in Portfolio Funds                            8,961,145
     Net increase in unrealized appreciation on investments in Portfolio Funds    (61,963,850)
     Purchases of Portfolio Funds                                                 (64,991,186)
     Proceeds from redemptions from Portfolio Funds                                37,810,486
(Increase)/Decrease in operating assets:
     Interest receivable                                                               18,157
     Prepaid insurance                                                                 62,629
     Other assets                                                                       2,500
Increase/(Decrease) in operating liabilities:
     Management fee payable                                                            27,376
     Professional fees payable                                                         24,721
     Administration fees payable                                                        1,012
     Subadviser out-of-pocket expenses payable                                          5,332
     Other liabilities                                                                 20,584
                                                                                 ------------

   NET CASH USED IN OPERATING ACTIVITIES                                          (29,901,825)
                                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                               8,130,000
Capital withdrawals                                                               (26,108,076)
                                                                                 ------------

   NET CASH USED BY FINANCING ACTIVITIES                                          (17,978,076)
                                                                                 ------------

NET DECREASE IN CASH                                                              (47,879,901)

Cash at beginning of period                                                        70,007,142

                                                                                 ------------
CASH AT END OF PERIOD                                                            $ 22,127,241
                                                                                 ============

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                              Financial Highlights


The below ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly members' capital. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. An individual member's return may vary from these returns based on the timing of capital contributions and withdrawals.


                                            (UNAUDITED)                                     (AUDITED)
                                            SIX MONTHS
                                               ENDED                                   YEARS ENDED MARCH 31
                                           ------------     ------------------------------------------------------------------------

Ratios to average Members' capital:         09/30/2009         2009           2008          2007           2006           2005
                                           ------------     ----------     ----------    ----------     ----------     ----------
Net investment loss-prior to incentive
allocation, net of waivers (b)                  (1.23%)(a)     (1.11%)        (1.09%)       (1.21%)        (1.19%)        (1.53%)
Incentive allocation                            (0.05%)(d)     (0.00%)(d)     (0.37%)(d)    (0.47%)(d)     (0.55%)(d)     (0.27%)(d)
                                           ------------     ----------     ----------    ----------     ----------     ----------
Net investment loss-net of incentive
allocation, net of waivers (b)                  (1.28%)        (1.11%)        (1.46%)       (1.68%)        (1.74%)        (1.80%)
                                           ------------     ----------     ----------    ----------     ----------     ----------

Expenses (b)(c)                                  1.26% (a)      1.28%          1.36%         1.42%          1.29%          1.55%
Incentive allocation                             0.05% (d)      0.00% (d)      0.37% (d)     0.47% (d)      0.55% (d)      0.27% (d)
                                           ------------     ----------     ----------    ----------     ----------     ----------
Total expenses and incentive allocation          1.31%          1.28%          1.73%         1.89%          1.84%          1.82%
                                           ============     ==========     ==========    ==========     ==========     ==========

Total return-prior to incentive allocation      11.34%        (18.64%)         2.43%        10.22%          9.94%          4.45%
Incentive allocation                            (0.05%)(d)      0.00% (d)     (0.22%)(d)    (0.49%)(d)     (0.60%)(d)     (0.23%)(d)
                                           ------------     ----------     ----------    ----------     ----------     ----------
Total return-net of incentive allocation        11.29%        (18.64%)         2.21%         9.73%          9.34%          4.22%
                                           ============     ==========     ==========    ==========     ==========     ==========

Portfolio turnover rate                          7.68%         16.36%         14.01%        17.15%         12.86%          7.56%
                                           ============     ==========     ==========    ==========     ==========     ==========

Members' Capital, end of period ($000)       $484,219       $451,395       $289,451      $177,476       $181,042       $179,256

(a) Annualized
(b) Pursuant to an expense deferral agreement, the Adviser requested reimbursement of deferred expenses during the year ended March 31, 2005, and agreed to forego reimbursement of a portion of the deferred expenses in that year. Reimbursement to the Adviser of deferred expenses is included in the expense ratios for the period in which such reimbursement was requested.
(c) Expenses of the underlying Portfolio Funds are not included in the expense ratios. The Portfolio Funds expense ratios excluding incentive fees range from 1.46% to 14.20% (unaudited). The Portfolio Funds incentive fees can be up to 20% of profits earned (unaudited).
(d) Calculated based on the amount reallocable to the Special Members for the period indicated had the measurement period for incentive allocation closed on the dates indicated. (not annualized)

    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                    Notes to Financial Statements (unaudited)
                               September 30, 2009


1.  ORGANIZATION

Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company and is operating as a diversified investment company. The Fund has many of the features of a private investment fund. The Fund's interests ("Interests") are offered only in private placements to persons (i) who are both "accredited investors" under the Securities Act of 1933, as amended, and "qualified clients" under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and
(ii) who meet other investor eligibility criteria established by the Fund. The primary investment objectives of the Fund are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Fund employs a multi-strategy, multi-manager investment strategy premised on the risk control benefits of diversification and the value of a hedged investment approach. The Fund seeks diversification by investing in partnerships and other investment vehicles (the "Portfolio Funds") that (i) pursue non-traditional investment strategies and
(ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Portfolio Funds are managed by selected investment managers ("Investment Managers") who specialize in the chosen strategies. As of September 30, 2009, the Fund invested in 51 Portfolio Funds. There can be no assurance that the investment objective of the Fund will be achieved.

Banc of America Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("BAC"). The Adviser has retained Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") as subadviser to the Fund. The Adviser and the Subadviser have been designated as special members (the "Special Members") of the Fund.

The Subadviser is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described in the Fund's confidential offering memorandum and subject to oversight by the Adviser and the Board of Directors (the "Board") of the Fund. The Board exercises the same powers, authorities and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b.  CODIFICATION

In June 2009, the Financial Accounting Standards Board ("FASB") issued FASB Accounting Standards Codification (the "Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date, the Codification superseded all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has updated all of its disclosures to be consistent with the Codification and has determined that the implementation of the Codification did not have a significant impact on its financial results.

c.  PORTFOLIO VALUATION

The Fund's investments are valued by the Adviser as of the close of business on the last business day of each month in accordance with policies and procedures approved by the Board. The Fund's investments in Portfolio Funds may be subject to limitations on redemptions, including the assessment of early redemption fees. In addition, market quotations for such interests are not available. As a result, the Fund's investments in Portfolio Funds are valued at fair value, which normally will be the value determined by the Portfolio managers or administrators of the Portfolio Funds, subject to a determination by the Adviser that such value represents the fair value of the investment. Such value of the Fund's interest in a Portfolio Fund generally represents the Fund's proportionate share of the net assets of the Portfolio Fund. The value of the Fund's investments in Portfolio Funds is generally increased by additional contributions to the Portfolio Funds and the Fund's share of net earnings from the Portfolio Funds and decreased by withdrawals and the Fund's share of net losses from the Portfolio Funds.

The Fund, the Adviser and the Subadviser rely upon audited and unaudited reports and estimates prepared by or for the Portfolio Fund and any other information that they may receive from the Portfolio Fund, which may be subject to adjustment by the Portfolio Fund or its manager or administrator. The values assigned to the Fund's investments in Portfolio Funds may not represent amounts that would ultimately be realized, as such amounts depend on future circumstances and cannot be determined until the liquidation of the Fund's interest in a Portfolio Fund. The estimated value of the Fund's interests in Portfolio Funds may differ significantly from the value received upon liquidation. The Fund, the Adviser and the Subadviser will not be able to confirm independently the accuracy of the valuations provided by the Portfolio Funds or their managers or administrators.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  PORTFOLIO VALUATION (CONTINUED)

Portfolio Funds, or their managers or administrator, generally use an independent pricing source to value the funds' securities. Securities with no readily available market value are initially valued at cost, with subsequent adjustments to values, which reflect either meaningful third-party transactions in the private market, or fair value deemed appropriate by the Portfolio Fund or its manager or administrator. In such instances, consideration will be given to the financial condition and operating results of the issuer, the amount that the Portfolio Funds would reasonably expect to realize upon the sale of the securities and other factors deemed relevant by the Portfolio Funds or its manager or administrator.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold all or a portion of these investments separately from the rest of their portfolio. These separate baskets of illiquid securities (the "side pockets") may be subject to restrictions on liquidation that are stricter than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Fund liquidates its interest from such a Portfolio Fund, it may be required to maintain the side pocket investments for an extended period of time and retain its interests in the Portfolio Fund. In instances, where such a Portfolio Fund closes its operations, the Fund may receive an `in kind' distribution and fully remove its interests from the Portfolio Fund. The value of the side pockets may fluctuate significantly. As of September 30, 2009, the Fund's investments in side pockets represented 2.5% of the Fund's net assets.

In general, most of the Portfolio Funds in which the Fund invests provide for periodic withdrawals of capital ranging from monthly to bi-annually and, in some cases, have lock up provisions under which the Fund may not withdraw capital for a specified period after the date of its contribution, which may be up to three years. The governing documents of Portfolio Funds generally provide that the Portfolio Fund may suspend, limit or delay the right of its investors, such as the Fund, to withdraw capital. Refer to the Schedule of Investments for disclosure of redemption restrictions imposed as of September 30, 2009.

d.  INVESTMENTS

The Fund's investments are reported at fair value which is defined below. The Board and the Valuation Committee have approved procedures pursuant to which the Fund values its investment in Portfolio Funds subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Portfolio Funds takes into consideration all available information and other factors that the Board and Valuation Committee deems pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Fund by the managers of these Portfolio Funds as an input, and the Fund, Board or Valuation Committee may reasonably determine that additional factors should be considered and reflected. The value of the Fund's investments determined using the Fund's procedures may differ from the value reported by the Portfolio Fund. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d.  INVESTMENTS (CONTINUED)

GAAP provides for a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under GAAP are as follows:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
o Level 2 -- Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
o Level 3 -- Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Adviser generally uses the value reported by the Portfolio Fund as the primary input to its valuation; however adjustments to the reported value may be made based on various factors, including, but not limited to, whether such reported value was determined in accordance with the GAAP provisions applicable to investment companies, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity on such interests, and the fair value of the fund's investment portfolio or other assets and liabilities.

An individual fund's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of a fund within the hierarchy is based upon the pricing transparency of that fund and does not necessarily correspond to the Adviser's perceived risk of that fund.

Substantially all of the Fund's investments in Portfolio Funds have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices for such investments are typically not available. Assumptions used by the Fund, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Fund's results of operations.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d.  INVESTMENTS (CONTINUED)

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at September 30, 2009:


                                              LEVEL 1         LEVEL 2              LEVEL 3                   TOTAL
                                            ------------    -------------    --------------------    -----------------------

Investments in Portfolio Funds              $       --       $       --          $458,285,728             $458,285,728
                                            ------------    -------------    --------------------    -----------------------

TOTAL                                       $       --       $       --          $458,285,728             $458,285,728
                                            ============    =============    ====================    =======================

Refer to the Fund's Schedule of Investments for additional information on the Fund's investments in Portfolio Funds by major category.

In addition to the table above, included in cash and cash equivalents on the Statement of Assets, Liabilities and Members' Capital, are overnight deposits in money market mutual funds and a PNC money market account, which are classified as a Level 1 asset.

The following table includes a roll forward of the amounts for the six month period ended September 30, 2009 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.


                                                                                              Transfers
                                                             Change in                           in
                                                             unrealized            Net         and/or
Investments in           Balance as of        Realized       appreciation/      purchases/     out of         Balance as of
Investment Strategies    March 31, 2009     gain/(loss)     (depreciation)       (sales)       Level 3      September 30, 2009
                         --------------     -----------     --------------       -------       -------      ------------------

Distressed                $ 91,006,064     $  (170,881)      $20,231,713       $  1,075,805       --           $112,142,701
Event Driven                37,515,661              --         6,306,069         26,697,050       --             70,518,780
Long/Short Equity          191,276,407      (8,310,825)       26,955,496         (3,733,213)      --            206,187,865
Multi-Arbitrage             51,846,435        (479,439)        8,470,572          9,598,814       --             69,436,382
                        ------------------------------------------------------------------------------------------------------

Total                     $371,644,567    $ (8,961,145)      $61,963,850       $ 33,638,456       --           $458,285,728
                        ======================================================================================================

The unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. Net unrealized gains (losses) related to Portfolio Funds earned during six months ended September 30, 2009 and held by the Fund at September 30, 2009 are $58,372,575.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e.  SECURITY TRANSACTIONS

Purchases of investments in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and sales of Portfolio Funds are recorded as of the last day of legal ownership or participation. Purchases and sales of other securities are accounted for on the trade-date basis. Realized gains and losses are recorded at the time of disposition of the respective investment on an average cost basis.

f.  INCOME RECOGNITION

Investment income and expenses are recorded on the accrual basis. Realized gains and losses are calculated on the average cost basis.

g.  INCOME TAXES

The Fund is treated as a partnership for federal income tax purposes. No federal or state taxes have been provided on profits of the Fund since the members (the "Members") are individually required to report on their own tax return their distributive share of the Fund's taxable income or loss.

The Fund has determined that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2008. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2008. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

h.  CASH

Cash represents cash and cash equivalents held at PFPC Trust Company, the Fund's custodian, and includes overnight deposits in money market mutual funds. At September 30, 2009, a total of $22,127,241 in cash was held at the custodian. Of that amount, $2,600,043 was held in a segregated account related to the holdbacks on Members' withdrawals from the Fund.

i.  FUTURES

The Fund's use of futures is primarily for tactical hedging purposes. Initial margin deposits of cash and securities are made upon entering into futures contracts. The contracts are marked to market monthly and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i.  FUTURES (CONTINUED)

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

The risk exists that losses could exceed amounts disclosed on the schedule of investments or statement of assets and liabilities. For the period ended September 30, 2009, the Fund did not enter into any futures contracts.

j.  OPTIONS CONTRACTS

An option gives the owner the right, but not the obligation, to buy or sell a specified item at a fixed price during a specified period for a nonrefundable fee (the "premium"). The maximum loss to the buyer is limited to the premium originally paid. The premiums paid for the purchase of these options are included in the statement of assets, liabilities and members' capital as an investment and subsequently marked-to-market to reflect the value of the options, with unrealized appreciation and depreciation included in the statement of operations.

As a writer of options, the Fund receives a premium and bears the risk of unfavorable changes in the prices of the securities or index instruments underlying the options. Premiums received from writing put and call options which have not expired are presented in the liabilities section of the statement of assets, liabilities and members' capital and subsequently adjusted to the current market value of the options written, but not less than zero. If the current market value of an option exceeds the premium received, the excess is recorded as an unrealized loss and, conversely, if the premium exceeds the current market value, the excess, to the extent of premium received, is recorded as an unrealized gain. The risk exists that losses could exceed amounts disclosed on the schedule of investments or statement of assets and liabilities. For the period ended September 30, 2009, the Fund did not purchase or write any options contracts.

3.  MEMBERS' CAPITAL

As of the last day of each calendar month, the Fund allocates net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


3.  MEMBERS' CAPITAL (CONTINUED)

Net profits or net losses for a given fiscal period are measured by the net change in the value of the Members' capital of the Fund, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses and accrued expenses (including the management fee paid by the Fund) over such fiscal period, before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such period and any capital contributions made at the end of such period (such capital contributions being deemed to be made as of the next day).

The Board, from time to time and in its complete and exclusive discretion, may determine to repurchase Interests from Members, including the Adviser, pursuant to written tenders by Members on such terms and conditions as the Board may determine. The Board offered to repurchase Interests from Members at June 30, 2009. The Interests redeemed pursuant to such tenders are shown in the Statements of Changes in Members Capital.

Initial and additional applications for Interests by eligible Members may be accepted at such times as the Adviser may determine. The Fund reserves the right to reject any application for Interest in the Fund. Monies accepted for investment in the Fund are held in escrow, by PNC Global Investment Servicing (U.S.), Inc. ("PNC"), formerly known as PFPC, Inc., and deposited in a separate non-interest bearing account pending the next closing date. The monies in the escrow account are invested in the Fund on that closing date.

Effective September 1, 2008, Interests of the Fund placed by Banc of America Investment Services, Inc. are subject to a sales load (the "Sales Load") of 1.25% of the investment amount on investments of less than $500,000. The Sales Load is applicable only to investors who make their first investment in the Fund on or after October 1, 2008. The Sales Load may be waived by the Fund for certain types of investors. There was no Sales Load charged for the period ended September 30, 2009.

4.  INVESTMENTS IN PORTFOLIO FUNDS

The agreements related to investments in Portfolio Funds typically provide for compensation to the general partners/managers in the form of management fees up to 3% (per annum) of net assets and performance/incentive fees or allocations of up to 20% of net profits earned. The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration, and blue sky filing fees. With respect to the Fund's investments in Portfolio Funds, the Fund bears its ratable share of each Portfolio Fund's expenses and also is subject to its share of the management and performance fees, if any, charged by each Portfolio Fund. The Fund's share of management and performance fees charged by such entities is in addition to fees paid by the Fund to the Advisor and is not reflected as Fund expenses. The Portfolio Funds generally provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Most of the Portfolio Funds have the contractual discretion to restrict or temporarily suspend redemptions in certain circumstances. Some Portfolio Funds may charge redemption fees. Such provisions may restrict

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


4.  INVESTMENTS IN PORTFOLIO FUNDS (CONTINUED)

the Fund's ability to respond to changing market conditions. None of the Portfolio Funds are expected to make distributions (e.g., dividend payments to investors).

For the period ended September 30, 2009, aggregate purchases and sales of Portfolio Funds amounted to $64,991,186 and $31,352,730, respectively.

5.  CAPITAL COMMITMENTS OF THE FUND TO PORTFOLIO FUNDS

As of September 30, 2009, the Fund had an unfunded investment commitment to Blackstone Real Estate Special Situations Fund, LP in the amount of $508,631.

6.  MANAGEMENT FEE

Pursuant to a management agreement between the Fund and Adviser, the Adviser is entitled to a management fee, paid monthly in arrears, equal to an annual rate of 1.0% of the Members' ending monthly capital of the Fund before taking into consideration management fees. Pursuant to the terms of a subadvisory agreement between the Adviser and Subadviser, the Adviser pays 45% of the management fee that it receives from the Fund to the Subadviser. The Subadviser is also reimbursed by the Fund for out-of-pocket expenses incurred by the Subadviser related to the Fund, up to an annual limit of $25,000.

7.  INCENTIVE ALLOCATION

An incentive allocation is calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor's Interest (an "Incentive Period"). An Incentive Period for each Member's Interest starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member's Interest; (iii) the withdrawal of the Adviser or Subadviser in connection with such party ceasing to serve as Adviser or Subadviser to the Fund; or (iv) the dissolution of the Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equals 10% of the amount, if any, in excess of
(a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each Member's capital account for such Incentive Period over (b) the greater of (i) the Member's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member's Loss Carryforward as of the end of the prior Incentive Period.

A Member's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the Member's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period. The "Hurdle Rate Amount" is the return a Member would receive if its Interest as of the beginning of that

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


7.  INCENTIVE ALLOCATION (CONTINUED)

Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period. The one-year U.S. Treasury note rates for June 30, 2009 and September 30, 2009 were .5394% and .5482% per annum, respectively. On June 30, 2009, an incentive allocation of $651 was realized. Additional capital of $239,446 would have been reallocable to the Special Members had the Members' measurement period for incentive allocation closed on September 30, 2009.

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member is treated as having two independent Interests in the Fund, one of which is being repurchased in its entirety. Allocations to the Investor and capital contributions made by the Member during the Incentive Period prior to such repurchase, and the Member's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, will be allocated between the two Interests in proportion to the portion of the Member's Interest that is repurchased.

8.  ADMINISTRATION, REGULATORY ADMINISTRATION FEES, AND OTHER EXPENSES

PFPC Trust Company (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PNC serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members' capital, subject to a monthly minimum fee.

9.  RELATED PARTY TRANSACTIONS

Each Board member who is not an "interested person" of the Fund, as defined by the 1940 Act, (the "Independent Directors"), receives an annual retainer of $6,000 plus a fee of $1,000 for each meeting attended. Any Board member who is an "interested person" does not receive any annual fee or other fees from the Fund. Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

The affiliates of the Adviser may have banking, underwriting, lending, brokerage or other business relationships with the Portfolio Funds in which the Fund invests and with the companies in which the Portfolio Funds invest.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK OR LIQUIDITY RISKS

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund had invested in such limited partnerships, limited liability companies, options and futures contracts.

Because the Fund is a closed-end investment company, its Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at the members' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases.

Members whose Interests are accepted for repurchase also bear the risk that the Fund's members' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

Some Portfolio Funds have suspended or restricted redemptions, which increases the liquidity risk for the Fund. Liquidity risk is the risk that the Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Fund's control, such as a general market disruption or an operational problem affecting the Fund or third parties. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Fund's investments in Portfolio Funds can be redeemed on a limited basis. As a result, the Fund may not be able to liquidate quickly some of its investments in the Portfolio Funds in order to meet liquidity requirements, or to respond to specific events such as deterioration in the creditworthiness of any Portfolio Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


11.  CONTINGENCIES AND COMMITMENTS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

12.  LITIGATION EVENT

The events described below have not directly impacted the Fund or had any known material adverse effect on its financial position or results of operations.

On February 9, 2005, certain affiliates of the Adviser, including the former investment adviser to the Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the Securities and Exchange Commission (the "SEC") (the "SEC Orders") in connection with matters relating to mutual fund trading. Copies of the SEC Orders are available on the SEC website at http://www.sec.gov. Copies of the NYAG Settlements are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

In connection with the events that resulted in the NYAG Settlements and SEC Orders, various parties filed suit against certain Columbia Funds (including former Nations Funds), the Trustees of the Columbia Funds (including Trustees of the former Nations Funds), FleetBoston Financial Corporation (the former parent of the Adviser) and certain of its affiliated entities and/or Bank of America Corporation and certain of its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities, were transferred to a multi-district proceeding in the Federal District Court in Maryland for consolidated or coordinated pretrial proceedings. The parties have reached settlements with respect to the claims in the actions concerning the Columbia Funds. All such settlements are subject to court approval.

13.  NEW ACCOUNTING PRONOUNCEMENTS

On May 28, 2009, the FASB issued amendments to general standards on accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Although containing new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The Fund adopted the standard as of September 30, 2009 and determined that it did not have a material impact on its financial statements. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is addressed in Note 14 of these financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


13.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Effective September 30, 2009, the Fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. The guidance requires some new disclosures with respect to
a) inputs and valuation techniques and b) definition of "major category" for securities. The Fund determined that the adaptation of the guidance did not have a material impact on its financial statements. Refer to Note 2d of these financial statements for any additional information on the Fund's investments in Portfolio Funds.

14. SUBSEQUENT EVENTS

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2009, through November 30, 2009, which is the date these financial statements are issued, and have noted the following:

Subsequent to September 30, 2009 the Fund received additional contributions of $1,880,000.

On October 2, 2009, the Fund announced a tender offer to purchase up to $50,000,000 of outstanding Interests from Members. The net asset value of Interests will be calculated for this purpose on December 31, 2009. The tender offer expired on October 30, 2009.

A special meeting of Members of the Fund was held on November 19, 2009 at the offices of the Fund, One Bryant Park, New York, New York 10036. The meeting was held to (1) elect Alan Brott, John C. Hover II, Victor F. Imbimbo, Jr., Stephen
V. Murphy and Thomas G. Yellin as members of the Board and (2) approve a Plan and Agreement of Reorganization and Merger to implement a master/feeder investment structure. Each proposal was approved by a requisite number of votes. The reorganization of the Fund to implement a master/feeder investment structure is expected to occur as soon as reasonably practicable on or about December 31, 2009.




The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the SEC website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the SEC Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-786-9977; and (ii) on the SEC website at http://www.sec.gov.

               Columbia Management Multi-Strategy Hedge Fund, LLC
                      Supplemental information (unaudited)


Effective September 28, 2009, Mr. David R. Bailin resigned as the President of the Fund. On November 23, 2009, Mr. Steven L. Suss, the current Principle Financial Officer and Treasurer of the Fund, was appointed as the President of the Fund and will perform in all three functions.


BOARD ACTION WITH RESPECT TO ADVISORY AND SUBADVISORY AGREEMENTS

At a meeting held on September 25, 2009, the Board of Directors of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund"), which consists only of Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), approved the continuation of the Fund's management agreement (the "Management Agreement") with Banc of America Investment Advisors, Inc. ("BAIA") and the subadvisory agreement (the "Subadvisory Agreement" and, together with the Management Agreement, the
"Advisory Agreements") with BAIA and Grosvenor Capital Management, L.P. ("Grosvenor") for an additional one-year period ending on October 31, 2010. At that meeting, the Board considered information and factors that it believed were relevant to the interests of the Fund's investors, and during its deliberations consulted with its independent legal counsel and with Fund counsel. In addition, at most of its other meetings throughout the year, the Board considers matters bearing on the Advisory Agreements.

The Directors received and reviewed all materials that they or their independent legal counsel believed to be reasonably necessary to evaluate the Advisory Agreements and determine whether to approve their continuation. Those materials included, among other items, (i) a report prepared by BAIA comparing the Fund's investment performance to the performance of a universe of registered funds of hedge funds compiled by an independent third party, including funds managed by third parties and another registered fund managed by an investment advisory affiliate of BAIA (the "Third Party-Identified Peer Group"), and the Fund's performance benchmark; (ii) a report prepared by BAIA comparing the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of the Third Party-Identified Peer Group; (iii) information about the profitability of the Management Agreement to BAIA and potential "fall-out" or ancillary benefits that BAIA and its affiliates may receive as a result of their relationships with the Fund; and (iv) information obtained through BAIA's and Grosvenor's response to a letter prepared at the request of the Directors by their independent legal counsel requesting certain information in connection with the renewal of the Fund's Advisory Agreements. The Board also considered other information such as (i) BAIA's financial results and BAIA's and Grosvenor's financial condition; and (ii) BAIA's and Grosvenor's resources devoted to, and their respective records of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies. Throughout the process, the Directors had the opportunity to ask questions of, and request additional materials from, BAIA and Grosvenor and to consult with their independent legal counsel. The Board also referred to information about the Fund's investment process that it received from Grosvenor's investment professionals at previous meetings throughout the year.

In considering whether to approve the continuation of the Advisory Agreements, the Directors did not identify any single factor as determinative, and each weighed various factors as he deemed appropriate.

               Columbia Management Multi-Strategy Hedge Fund, LLC
                Supplemental information (unaudited) (continued)


BOARD ACTION WITH RESPECT TO ADVISORY AND SUBADVISORY AGREEMENTS (CONTINUED)

The Directors considered the following matters in connection with their approval of the continuation of the Advisory Agreements:

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED. The Board considered the nature, quality and extent of the advisory services provided by BAIA and Grosvenor under the Advisory Agreements. It considered the investment approach Grosvenor employs, Grosvenor's research capabilities, the nature of BAIA's and Grosvenor's experience and resources, the experience of relevant BAIA and Grosvenor personnel, and BAIA's and Grosvenor's resources, practices and procedures designed to address regulatory compliance matters.

INVESTMENT PERFORMANCE. The Board reviewed the Fund's investment performance and the performance of the funds in the Third Party-Identified Peer Group. The Board reviewed the factors that Grosvenor identified as contributing to performance.

EXPENSE INFORMATION, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the fees payable under the Fund's Advisory Agreements and the fact that BAIA pays Grosvenor's subadvisory fees out of the advisory fees that BAIA receives from the Fund. The Board also considered the incentive allocation payable to Grosvenor and BAIA. The Board reviewed the Fund's fees and expenses and the fees and expenses of other comparable registered funds of hedge funds included in the Third Party-Identified Peer Group. The Board also considered information regarding the advisory fees paid by a similar registered fund of hedge funds managed by BAIA that was included in the Third Party-Identified Peer Group. The Board noted BAIA's stated justification for the advisory fees charged to the Fund, which included information about performance and services.

The Board reviewed the actual dollar amount of fees paid to BAIA and Grosvenor under the Advisory Agreements and BAIA's expenses in providing its services and, in this context, considered the fact that BAIA or its affiliates provide other services to the Fund and its investors and receive payment for these services. The Board also considered so-called "fall-out" benefits to BAIA, such as any incremental increase to its reputation derived from serving as investment adviser to the Fund.

In addition, the Board considered possible economies of scale with respect to the management of the Fund that might be realized at different Fund asset levels. In this regard, the Board considered the Fund's existing and reasonably foreseeable asset levels and information relating to BAIA's costs.

OTHER CONSIDERATIONS. The Board also considered the terms of the Advisory Agreements, including the applicable standard of care, and the structure of, and the method used to determine, the compensation of BAIA's and Grosvenor's portfolio managers. In addition, the Board considered the extent to which the Fund operated in accordance with its investment objectives and its record of compliance with its investment restrictions, and the compliance programs of the Fund, BAIA and Grosvenor.

               Columbia Management Multi-Strategy Hedge Fund, LLC
              Notes to Financial Statements (unaudited) (continued)


BOARD ACTION WITH RESPECT TO ADVISORY AND SUBADVISORY AGREEMENTS (CONTINUED)

Based on these considerations and following deliberation and discussion, in open session with representatives of BAIA and Grosvenor and in executive session with independent legal counsel, the Directors concluded that (i) BAIA and Grosvenor had the capabilities, resources and personnel necessary to fulfill their duties under the Advisory Agreements; (ii) the scope and quality of services provided under the Advisory Agreements are consistent with the Fund's operational requirements; (iii) the advisory fees paid to BAIA under the Management Agreement as well as the incentive allocation payable to BAIA were reasonable in light of the services that BAIA provides and the costs that BAIA incurs; (iv) the subadvisory fees paid to Grosvenor under the Subadvisory Agreement as well as the incentive allocation payable to Grosvenor were reasonable in light of the services that Grosvenor provides; (v) BAIA's profitability in providing advisory services to the Fund was reasonable; and (vi) there was no potential for economies of scale to be realized by BAIA and Grosvenor in managing the Fund given the current asset size of the Fund, although there was potential for economies of scale to be realized by BAIA and Grosvenor in the future should the Fund continue to experience significant asset growth. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Directors approved the continuance of the Advisory Agreements.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Columbia Management Multi-Strategy Hedge Fund, LLC
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Steven L. Suss
                         -------------------------------------------------------
                           Steven L. Suss, President, Treasurer and
                           Senior Vice President
                           (principal executive officer and principal financial officer)

Date                       December 1, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Steven L. Suss
                         -------------------------------------------------------
                           Steven L. Suss, President, Treasurer and
                           Senior Vice President
                           (principal executive officer and principal financial officer)

Date                       December 1, 2009
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.